UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of Earliest Event Reported): May 9, 2008


                                CH4 ENERGY, INC.
        (Exact name of small Business Issuer as specified in its charter)

          Nevada                       333-140578               75-3268284
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)

4370 La Jolla Village Drive, Ste. 670, San Diego, CA              92122
     (Address of principal executive offices)               (Postal or Zip Code)

                                  604.904.2432
                (Issuer's telephone number, including area code)

                          ROYAL BLUE EXPLORATION, INC.
                         160 West 5th Street, Suite 208
                      North Vancouver. B.C., Canada V7M 1J8
              (Former name, former address and former fiscal year,
                         if changed since last report)

This Current Report on Form 8-K is filed by CH4 Energy, Inc., a Nevada corporation (the "Company"), in connection with the items set forth below.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On May 9, 2008, the stockholders holding a majority of the shares of Royal Blue Exploration, Inc. ("RBI") outstanding common stock approved an amendment and restatement of the Company's Articles of Incorporation to include the following changes:

     1) Amendment to our Articles of Incorporation to change the name of the Company from Royal Blue Exploration, Inc. to CH4 Energy, Inc.

In addition, certain provisions of the original Articles of Incorporation which were no longer required were deleted.

The Company's Amended and Restated Certificate of Incorporation became effective upon its filing with the Secretary of State of the State of Nevada on May 9, 2008. A copy of the Amended and Restated Articles of Incorporation is attached hereto as Exhibit 3.1 and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

3.1 Amended and Restated Articles of Incorporation filed May 9, 2008.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CH4 Energy, Inc.


Date: May 15, 2008                          By: /s/ Larry Sostad
                                                -----------------------------
                                                Larry Sostad, President

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